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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1999, which appears on page F-1 of USDATA Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Dallas, Texas
July 12, 1999